UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 22, 2023, Harbor Diversified, Inc., a Delaware corporation (the “Company”), held its 2023 annual meeting of stockholders (the “Annual Meeting”) virtually via a live webcast. The Company’s stockholders of record as of August 14, 2023 (the “Record Date”) were entitled to attend and vote at the Annual Meeting. On the Record Date, there were 43,662,001 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) outstanding and entitled to vote at the virtual Annual Meeting. In addition, on the Record Date, there were 4,000,000 shares of our Series C Convertible Redeemable Preferred Stock (“Series C Shares”) outstanding, which are immediately convertible into 16,500,000 shares of Common Stock, based on the conversion price applicable to the Series C Shares as of the Record Date. A Notice of Annual Meeting of Stockholders was mailed to all of the Company’s stockholders as of the Record Date on or about September 8, 2023. At the Annual Meeting, 40,618,124 shares of Common Stock, were present virtually or represented by proxy, including 16,500,000 shares of Common Stock into which the 4,000,000 shares of Series C Shares are convertible.

The following table sets forth the final results of the voting for the proposal voted upon at the Annual Meeting:

Election of Directors: The election of three directors to serve until the Company’s annual meeting of stockholders to be held in 2024, or until their respective successors are elected and qualified, or until their respective earlier deaths, resignations or removals. The Company’s stockholders elected each of the director nominees by the following votes:

Name of Director	For	Withhold	Broker Non-Votes
Richard A. Bartlett	39,842,799	775,325	—
Nolan Bederman	39,752,789	865,335	—
Kevin J. Degen	39,854,769	763,355	—

Notwithstanding that the Company is currently required to file certain reports and information with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not have a class of securities registered pursuant to Section 12 of the Exchange Act. As a result, the Company is not required to comply with certain disclosure requirements typically applicable to public reporting companies, including the requirement to file proxy statements, information statements, tender offer disclosures, and beneficial ownership filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: September 25, 2023	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary